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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report                                                    MARCH 18, 1996
(Date of earliest event reported)


                               MERCHANTS BANCORP, INC.
                (Exact name of Registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)


       0-14484                                    36-3182868
(Commission File Number)            (I.R.S. Employer Identification Number)



 34 SOUTH BROADWAY, AURORA, ILLINOIS                        60507
(Address of principal executive offices)                 (Zip Code)



                                    (708) 896-9000
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    As previously reported in a Form 8-K filed with the Securities and Exchange Commission by Merchants Bancorp, Inc. (the "Registrant") on January 16, 1996, the Registrant acquired all of the issued and outstanding stock of Valley Banc Services Corp. ("Valley"), an Illinois corporation, on January 3, 1996. This Form 8-K is being filed to provide the financial information and exhibits required by Item 7 of the previously filed Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial information concerning Valley is attached hereto as Exhibit 99.1.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         The required PRO FORMA financial information with respect to the Registrant is attached hereto as Exhibit 99.2.

    (c)  EXHIBITS.

         27   Financial Data Schedule

         99.1 Financial information of Valley.

         99.2 Pro forma financial information of the Registrant.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCORP, INC.



Dated:  March 14, 1996                 By:  /S/ CALVIN R. MYERS
                                            -------------------
                                            Calvin R. Myers
                                            President

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                                  INDEX TO EXHIBITS

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Exhibit                                                    Sequential
Number    Description                                      Page No.
          -----------                                      --------
27        Financial Data Schedule

99.1      Financial information of Valley Banc Services
          Corp.

99.2      Pro forma financial information of Merchants
          Bancorp, Inc.



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